AGENCY AGREEMENT

THIS AGREEMENT dated for reference April 15, 2008, is made

BETWEEN

URANERZ ENERGY CORPORATION, a company incorporated under the laws of Nevada, with a corporate office at Suite 1410, 800 West Pender Street, Vancouver, British Columbia, V6C 2V6
Fax: 604.689.1722

(the “Issuer”);

AND

HAYWOOD SECURITIES INC., of Commerce Place, 400 Burrard Street, Suite 2000, Vancouver, British Columbia, V6C 3A6
Fax: 604.697.7686

(“Haywood”);

AND

CORMARK SECURITIES INC., of Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2800, Toronto, Ontario, M5J 2J2
Fax: (416) 943-6496

(“Cormark”);

(Haywood and Cormark are collectively referred to as the “Agents”).

WHEREAS:

A.               The Issuer wishes to privately place on a brokered basis up to 4,000,000 units, co-led by Haywood and Cormark (the “Brokered Placement”) at a price of US$2.40 per Unit;

B.               The Issuer wishes to appoint the Agents to distribute the Units in the Brokered Placement, and the Agents are willing to accept such appointment on the terms and conditions of this Agreement;

THE PARTIES to this Agreement therefore agree:

1.	DEFINITIONS

In this Agreement and the Recitals hereto:

(a)	“Agents’Fee”means the fee which is set out in this Agreement and which is payable by the Issuer to the Agents in consideration of the services performed by the Agents under this Agreement;

(b)

“Agents’Warrants”means the share purchase warrants of the Issuer which will be issued as part of the Agents’Fee and which have the terms provided in this Agreement and the certificates representing such share purchase warrants;

(c)	“Agents’Warrant Shares”means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Agents’Warrants;

(d)

“Applicable Legislation” means the securities acts in the Selling Provinces, together with all the regulations and rules made and promulgated thereunder and all administrative policy statements, instruments, blanket orders and rulings, notices and administrative directions issued by the Commissions;

(e)	“Brokered Placement”has the meaning set forth in the Recitals;

(f)	“Closing”means the day the Units are issued to the Purchasers which will occur at the offices of counsel to the Issuer on the Closing Day;

(g)	“Closing Day”means April 15, 2008 or such other date as agreed to by the Issuer and the Agents;

(h)	“Commissions” means the securities commission or equivalent regulatory authority in the Selling Provinces;

(i)	“Directed Selling Efforts”means “directed selling efforts”as that term is defined in Rule 902(c) of Regulation S;

(j)

“Disclosure Record” means the Issuer’s annual reports, financial statements, annual information forms, information circulars, material change reports, technical reports, press releases and all documents filed or otherwise publicly disseminated by the Issuer;

(k)

“Distribution Compliance Period”means distribution compliance period as that term is defined in Rule 902(f) of Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means, the period commencing upon the later of (i) when the Units are first offered to persons other than the Agents and members of its selling group in reliance on Regulation S or (ii) the date of closing of the Offering, and ending six-months from such date, except that all offers and sales by the Agents or any member of its selling group of the Securities shall be deemed to occur during the Distribution Compliance Period;

(l)

"Domestic Issuer" as defined in Rule 902(e) of Regulation S, meaning any issuer other than a “foreign government”or “foreign private issuer”as such terms are defined in Rule 405 promulgated pursuant to the U.S. Securities Act;

(m)	“Exchange Policies”means the rules and policies of the Exchanges;

(n)	“Exchanges”means the Toronto Stock Exchange Inc. and the American Stock Exchange;

(o)	“Exemptions”means the exemptions from the prospectus requirements of the Applicable Legislation and exemptions or exclusions from the registration requirements of the U.S. Securities Act;

(p)

“General Solicitation”and "General Advertising" means "general solicitation" and “general advertising", respectively, as used under Rule 502(c) under the U.S. Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or in any other manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

(q)	“Material Change”has the meaning defined in the Applicable Legislation;

(r)	“Material Fact”has the meaning defined in the Applicable Legislation;

(s)	“NI 45-102” means National Instrument 45-102 or any successor instrument promulgated by the Commissions;

(t)	“Off Shore Transaction”means “off shore transaction”as defined in Rule 902(h) of Regulation S;

(u)	“Private Placement”means the offering of the Units pursuant to the Brokered Placement on the terms and conditions of this Agreement;

(v)	“Purchasers”means the purchasers of Units pursuant to the Private Placement;

(w)	“Regulation D”means Regulation D promulgated under the U.S. Securities Act;

(x)	“Regulation M”means Regulation M promulgated under the U.S. Exchange Act;

(y)	“Regulation S”means Regulation S promulgated under the U.S. Securities Act;

(z)	“Regulatory Authorities”means the Commissions, the Exchanges and the SEC;

(aa)	"Rule 144" means Rule 144 adopted by the SEC under the U.S. Securities Act;

(bb)	“SEC”means the United States Securities and Exchange Commission;

(cc)	“Securities”means the Units, the Shares, the Warrants, the Warrant Shares, the Agents’Warrants and the Agents’Warrant Shares;

(dd)	“Selling Provinces”means British Columbia, Alberta and Ontario and in such other provinces as may be agreed to by the Issuer and the Agents;

(ee)	“Shares”means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued as part of the Units;

(ff)	“Subscription Agreement”means the subscription agreement used by Purchasers to subscribe for Units in connection with the Private Placement;

(gg)	“Strategic Investment” means the investment to be made by Denison Mines Corporation as announced on March 18, 2008 or such other party as is acceptable to the Issuer;

(hh)	“United States”means the United States as defined in Rule 902(l) of Regulation S;

(ii)	“Units”means the units of the Issuer to be offered by the Issuer pursuant to this Agreement having the terms provided in this Agreement;

(jj)	"U.S. Accredited Investor" means a person satisfying one or more of the criteria for "accredited investors" specified in Rule 501(a) of Regulation D;

(kk)	“U.S. Affiliate”has the meaning in paragraph 7.2(a);

(ll)	“U.S. Exchange Act”means the United States Securities Exchange Act of 1934, as amended;

(mm)	“U.S. Person”means “U.S. person”as defined in Rule 902(k) of Regulation S;

(nn)

“U.S. Purchaser”means with respect to any subscriber of Units (i) any U.S. Person, (ii) any person purchasing securities on behalf of any U.S. Person or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, or (d) any person that is in the United States at the time the purchaser’s buy order was made or the Subscription Agreement was executed or delivered;

(oo)	“U.S. Securities Act”means the United States Securities Act of 1933, as amended.

(pp)

“Warrants” means the non-transferable share purchase warrants of the Issuer which will be issued as part of the Units and which have the terms provided in the certificates representing such share purchase warrants; and

(qq)	“Warrant Shares”means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Warrants.

2.	APPOINTMENT OF AGENTS

2.1               The Issuer appoints the Agents as its exclusive agents for the Private Placement and the Agents accept the appointment and agree to act as the exclusive agents of the Issuer for the Private Placement and to use their commercially reasonable efforts to find and introduce to the Issuer potential purchasers to purchase up to 4,000,000 Units, at a price of US$2.40 per Unit, by way of private placement under applicable Exemptions.

2.2               The rights and obligations of the Agents under this Agreement, including but not limited to the entitlement to the Agents’Fee, will be several (as distinguished from joint) rights and obligations of each Agent.

2.3               Except as otherwise specifically provided in this Agreement, the rights and obligations of the Agents will be divided in the proportions in which the Agents participate in the Private Placement.

2.4               The Agents will participate in the Brokered Placement as follows, unless otherwise agreed to between the Agents:

Haywood	50%
Cormark	50%

3.	THE UNITS

Each Unit will consist of one Share and one-half of one Warrant and the Shares and Warrants comprising the Units will be issued and registered in the names of the Purchasers or their nominees.

4.	WARRANTS

4.1               The right to purchase a Warrant Share under a Warrant may be exercised at any time until the close of business on the day which is 24 months from the Closing Day.

4.2               One whole Warrant will entitle the holder, on exercise, to purchase one Warrant Share at a price of US$3.50 per Warrant Share.

4.3               In the event that the closing price of the Issuer’s common shares on the American Stock Exchange is greater than US$4.50 for a period of 20 consecutive trading days at any time after four months and one day after the Closing, the Issuer may provide notice of such event to the warrantholders, such notice to be provided solely via the issuance of a press release by the Issuer, and thereafter the Warrants will expire and cease to be exercisable at 4:30 p.m. (Toronto time) on the date which is 30 calendar days after the date of the press release transmitting such notice to the warrantholders by the Issuer. For purposes of this provision, the notice requirement set out in this Section 4.3 shall be fully satisfied by the Issuer upon issuance of the press release referenced herein.

4.4               The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer.

4.5               Neither the Warrants nor the Warrant Shares have been registered under the U.S. Securities Act or the securities laws of any state in the United States, and accordingly, the Warrants may not be exercised in the United States or by, or for the benefit or account of, any U.S. Person, unless the Warrants and Warrant Shares have been registered under the U.S. Securities Act or an exemption from such registration is available, in which case the holder of the Warrant shall deliver to the Issuer an opinion letter of U.S. counsel of recognized standing reasonably satisfactory to the Issuer that the exercise of the Warrants is exempt from the registration requirements of the U.S. Securities Act. Notwithstanding the foregoing, any holder of Warrants that is a U.S. Purchaser who acquired Warrants in connection with the purchase of Units in the Private Placement shall not be required to deliver an opinion letter of counsel if such holder delivers a written acknowledgement that the Holder is a U.S. Accredited Investor and the representations and warranties set forth in the Subscription Agreement are true and correct on the date of such exercise.

4.6               The certificates representing the Warrants will bear the following legend or provision, as required by the U.S. Securities Act, to the following effect:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) UNLESS THE WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AND THE CORPORATION RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.”

5.	AGENTS’FEE

5.1               In consideration of the services performed by the Agents under this Agreement, the Issuer agrees to pay to the Agents on the Closing an Agents’Fee consisting of:

(a)	a cash payment equal to 6.0% of the gross proceeds received by the Issuer from the sale of the Units in the Private Placement on the Closing which will be paid in lawful United States currency; and

(b)	that number of Agents’Warrants which is equal to 3.0% of the number of Units sold in the Private Placement on the Closing.

5.2               Each Agents’Warrant may be exercised at any time until the close of business on the day which is 12 months from the Closing Day.

5.3               One Agents’Warrant will entitle the holder, on exercise, to purchase one Agents’ Warrant Share at a price of US$2.60 per Agents’Warrant Share.

5.4               The Agents’Warrants will be non-transferable.

5.5               The Issuer agrees to pay to Haywood a cash payment equal to 4.0% of the gross proceeds received by the Issuer from the Strategic Investment which will be paid in lawful United States currency.

5.6               The certificates representing the Agents’Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Agents’Warrant Shares issued upon exercise of the Agents’Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer.

5.7               The Agents represent and warrant and covenant as follows to the Issuer:

(a)

the Agents are “Accredited Investors”as such term is defined under National Instrument 45-106 and are acquiring the Agents’Warrants as principal for their own account and not for the benefit of any other person;

(b)	the Agents are not a U.S. Person and are not acquiring the Agents’Warrants in the United States, on behalf of a U.S. Person, or a person located in the United States;

(c)	this Agreement was executed and delivered outside the United States;

(d)

the Agents acknowledge that neither the Agents’Warrants nor Agents’Warrant Shares have been registered under the U.S. Securities Act or the securities laws of any state in the United States, and upon issuance, the Agents’Warrants and the Agents’Warrant Shares will be “restricted securities”within the meaning of Rule 144(a)(3) of the U.S. Securities Act and may not be offered or unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

(e)

the Agents will not exercise the Agents’Warrants in the United States or on behalf of a U.S. Person (including the Agents if they should become a U.S. Person) or a person in the United States (including the Agents if applicable); and

(f)	the Agents shall not engage in hedging transactions involving the Securities unless in compliance with the U.S. Securities Act.

6.	OFFERING RESTRICTIONS

6.1               It is understood and agreed that the Securities have not been registered under the U.S. Securities Act or the securities laws of any state in the United States and that the Issuer and the Agents agree that any offer or sale of Units by the Issuer and the Agent, will be made (a) in OffShore Transactions outside the United States pursuant to the exclusion from the registration requirements available under Rule 903 of Regulation S; and (b) in the United States or to, or for the benefit or account of, any U.S. Person by the Agents shall be made to and in accordance with the terms and conditions set out in sections 6.2 and 7 of this Agreement. Accordingly, except as set out in sections 6.2 and 7, the Agents will only sell the Units to persons who represent themselves as being:

(a)	persons purchasing as principal;

(b)	qualified to purchase the Units, the Shares and the Warrants under the Exemptions; and

(c)	persons who are not, and not purchasing for the benefit or account of, U.S. Persons, or in the United States (which terms herein shall have the meanings defined in Regulation S).

6.2               Except with respect to offers and sales to U.S. Accredited Investors in reliance upon an exemption from registration under Section 4(2) of the U.S. Securities Act and/or Rule 506 of Regulation D thereunder and in compliance with Section 7 hereof, neither the Issuer, the Agents, the U.S. Affiliates nor any of their respective affiliates, nor any person acting on behalf of the foregoing have made or will make: (i) any offer to sell, or any solicitation of an offer to buy, any Units to a person in the United States; or (ii) any sale of Units to any person unless, at the time the buy order was or will have been originated, the purchaser is (A) outside the United States and not a U.S. Person or (B) the Issuer, the Agents, their respective affiliates, and any person acting on behalf of the foregoing reasonably believe that the purchaser is outside the United States and not a U.S. Person.

6.3               Neither the Agents nor their affiliates, nor any person acting on behalf of the foregoing, have engaged or will engage in any Directed Selling Efforts with respect to any of the Securities.

6.4               The Private Placement has not been and will not be advertised in any way.

6.5               No selling or promotional expenses will be paid or incurred in connection with the Private Placement, except for professional services or for services performed by a registered dealer.

6.6               None of the Securities have been registered under the U.S. Securities Act and the Securities will, upon issuance, be “restricted securities”within the meaning of Rule 144(a)(3) of the U.S. Securities Act, and, accordingly, the Securities may not be offered or sold unless such Securities are sold (a) in accordance with the provisions of Regulation S, (b) pursuant to registration under the U.S. Securities Act and all applicable state securities laws, or (c) pursuant to an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws. In the event the Securities are offered, sold or otherwise transferred by a Purchaser to, or for the account or benefit of, a non-U.S. Person, prior to the expiration of the applicable Distribution Compliance Period, unless pursuant to an effective registration statement under the U.S. Securities Act, the purchaser or transferee must agree to similar restrictions and must further agree not to engage in hedging transactions with regard to such Securities unless in compliance with the U.S. Securities Act.

6.7               The certificates representing the Securities (and any certificates issued in exchange or substitution for the Securities) will bear a legend in substantially the form as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

7.	U.S. SECURITIES LAW COMPLIANCE

7.1               Representations of the Issuer Regarding U.S. Law

The Issuer represents, warrants, covenants and agrees that:

(a)	it is a Domestic Issuer;

(b)

it is not, as a result of the sale of the Securities will not be, and agrees to use its best efforts not to become, at any time the Warrants and Agents’Warrants are outstanding, an “investment company”as defined in the United States Investment Company Act of 1940, as amended;

(c)

during the period in which the Units are offered for sale or during the term of the Warrants or the Agents’Warrants, neither it nor any of its affiliates, nor any person acting on their behalf (other than the Agents, their respective affiliates or any person acting on its behalf, in respect of which no representation is made) has made or will make any Directed Selling Efforts, or has taken or will take any action in violation of Regulation M or has taken or will take any action that would cause the exemption from registration under section 4(2) of the U.S. Securities Act and Rule 506 of Regulation D or Regulation S to be unavailable for offers and sales of any of the Securities;

(d)

none of the Issuer, any of its affiliates or any person acting on its or their behalf (other than the Agents, the U.S. Affiliate, its respective affiliates or any person acting on its behalf, in respect of which no representation is made) has offered or will offer to sell, or has solicited or will solicit offers to buy, any of the Securities in the United States by means of any form of General Solicitation or General

Advertising, or in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

(e)

except with respect to offers and sales to U.S. Accredited Investors within the United States in reliance upon any exemption from registration neither the Issuer nor any of its affiliates, nor any person acting on its or their behalf, has made or will make: (A) any offer to sell, or any solicitation of an offer to buy, any Units to any U.S. Person or any person in the United States, or (B) any sale of Units to any purchaser unless, at the time the buy order was or will have been originated, the purchaser is (i) not a U.S. Purchaser; (ii) outside the United States, and (iii) the Issuer, its affiliate or the person acting on their its or behalf reasonably believes that such purchaser was outside the United States;

(f)

any offer, sale of the Units or solicitation of an offer to buy Units by the Issuer to U. S. Purchasers shall be made solely to U.S. Accredited Investors in transactions that are exempt from registration under the U.S. Securities Act and applicable state securities laws;

(g)

the offering materials and documents (other than press releases) used by the Issuer and its affiliates and persons acting on its and their behalf in connection with the offer and sale of Securities prior to the expiration of the Distribution Compliance Period will consist solely of Subscription Agreements;

(h)

all offers and sales of any of the Securities issued in connection with the Private Placement by the Issuer, its affiliates or anyone acting on its or their behalf prior to the expiration of the Distribution Compliance Period (other than offers and sales to U.S. Purchasers under the terms of this Agreement) shall not be made to in the United States or to a U.S. Person or for the account or benefit of a U.S. Person (other than a member of the selling group) and only to a person that certifies that it is not a U.S. Person or is not acquiring the securities for the account of a U.S. Person or is a U.S. Person who purchased securities in a transaction that did not require registration under the U.S. Securities Act;

(i)

the Issuer shall refuse to register and shall cause any registrar or transfer agent for its securities and the trustee with respect to the Securities to refuse to register any transfer of any of the Securities not made in compliance with Regulation S, pursuant to a registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

(j)

the Issuer has not, for a period of six months prior to the commencement of the offering of Securities, sold, offered for sale or solicited any offer to buy any of its securities and will not sell, offer for sale or solicit any offer to buy any of its securities, in a manner that would be integrated with the offer and sale of any of the Securities and would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of any of the Securities in the United States or to, or for the benefit or account of, U. S. Persons or the exclusion from registration provided by Rule 903 of

Regulation S to become unavailable for offers and sales of any of the Securities outside the United States;

(k)

neither the Issuer nor any of its predecessors or affiliates has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D; and

(l)

the Issuer covenants and agrees with the Agents to execute or procure the execution of all documents and to use their commercially reasonable efforts to take or cause to be taken both before and after the Closing, all such steps as may be reasonably necessary or desirable to establish, to the satisfaction of counsel for the Agents and counsel for the Issuer, any and all legal requirements to enable the Agents to offer the Shares for sale in the United States under Rule 506 of Regulation D in accordance with this Agreement and the applicable exemption from registration under applicable state securities laws.

7.2               Offering by Agents in the United States

The Agents acknowledge that the Securities have not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to, or for the benefit or account of, any U.S. Persons, except pursuant to Rule 506 of Regulation D and/or Section 4(2) of the U.S. Securities Act. Accordingly, each of the Agents, separately and not jointly or severally, represents, warrants and covenants to the Issuer that:

(a)

the Agent has not offered or sold, and will not offer or sell, any Units except (a) within the United States or to U.S. Purchasers as provided in the provisions of Section 6 and Section 7 of this Agreement applicable to such Agent or (b) outside the United States to non-U.S. Purchasers in Offshore Transactions. Accordingly, neither the Agent, its affiliates nor any persons acting on its behalf, has made or will make (except as permitted in paragraphs (b) through (m) below) (i) any offer to sell or any solicitation of an offer to buy, any Units to any U.S. Person or any person in the United States, (ii) any sale of Units to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or the Agent, affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States, or (iii) any Directed Selling Efforts in the United States with respect to the Securities;

(b)

the Agent will offer the Units in the United States only through broker-dealers registered pursuant to Section 15(b) of the 1934 Act and in good standing with the Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers Inc.)(each, a “U.S. Affiliate”), and only in states of the United States where such broker-dealer is registered, or otherwise exempt from registration and shall require each of its U.S. Affiliates to agree, for the benefit of the Issuer, to comply with, and shall use their respective best efforts to ensure that each U.S. Affiliate complies with, the provisions of Section 6 and Section 7 applicable to such Agent as if such provisions applied to such U.S Affiliates;

(c)

no form of General Solicitation or General Advertising or any manner of solicitation or offer or sale involving a public offering of any of the Securities within the meaning of Section 4(2) of the U.S. Securities Act has been or will be used by the Agent, the U.S. Affiliate, their affiliates or anyone acting on their behalf;

(d)

any offer, sale or solicitation of an offer to buy Units by the Agents, the U.S. Affiliates, and persons acting on behalf of any of them that has been made or will be made to U.S. Purchasers who are, or are reasonably believed to be, U.S. Accredited Investors, and in transactions that are exempt from registration under applicable state securities laws and require no filings or actions pre-offer or pre- sale except as otherwise agreed by the Issuer;

(e)

they have not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except with their affiliates, any selling group members or with the prior written consent of the Issuer. They shall require each selling group member to agree in writing, to comply with, and shall use its best efforts to ensure that each selling group member complies with the same provisions of this Section 7.2 as apply to such Agents as if such provisions applied to such selling group member;

(f)

immediately prior to soliciting any Purchaser that is a U.S. Purchaser, the Agent, the U.S. Affiliate, their respective affiliates, and any person acting on their behalf, had reasonable grounds to believe and did believe that each such Purchaser was a U.S. Accredited Investor, and at the time of completion of each sale to, or for the benefit or account of, a U.S. Purchaser, the Agent, the U.S. Affiliate, their respective affiliates, and any person acting on their behalf will have reasonable grounds to believe and will believe, that each Purchaser designated by such Agent or the U.S. Affiliate to purchase Units from the Issuer is a U.S. Accredited Investor;

(g)

on Closing, the Agent together with its U.S. Affiliate, will provide a certificate, substantially in the form of Appendix I, relating to the manner of the offer and sale of the Units to U.S. Purchasers;

(h)	neither the Agent, its U.S. Affiliate, their respective affiliates, or any person acting on their behalf, has taken or will take, directly or indirectly, any action in violation of Regulation M;

(i)	prior to completion of any sale of Units, the Agents shall cause each such Purchaser of Units to execute a Subscription Agreement in the form agreed upon by the Agents and the Issuer;

(j)

the Agents shall give the Issuer reasonable notice of the U.S. jurisdictions in which they propose to offer and sell the Units, so as to assist the Issuer in satisfying their obligations under Paragraph 7.1(l) and to permit the Issuer to timely submit any and all filings required of the U.S. Securities Act and applicable state laws;

(k)

it agrees and each member of the selling group shall agree that (i) all offers and sales by the Agent or any member of the selling group of any of the Securities issued by the Issuer in connection with the Private Placement prior to the expiration of the Distribution Compliance Period (other than offers and sales to U.S. Purchasers under the terms of this Agreement) shall only be made in accordance with Sections 903 and 904 of Regulation S, pursuant to registration of the Securities under the U.S. Securities Act, or pursuant to an available exemption from the registration requirements of the U.S. Securities Act and (ii) not to engage in hedging transactions with regard to the Securities unless in compliance with theU.S. Securities Act.;

(l)

the offering materials and documents (other than press releases) used by the Agent and each member of the selling group in connection with the offer and sale of the Securities prior to the expiration of the Distribution Compliance Period will consist solely of Subscription Agreements;

(m)

if it or any member of the selling group shall sell any of the Securities to a distributor (as defined in Regulation S), a dealer (as defined in Section 2(a)(12) of the U.S. Securities Act) or a person receiving a selling concession, fee or other remuneration prior to the expiration of the Distribution Compliance Period, it shall send a confirmation or other notice to the purchase stating that the purchaser is subject to the same restrictions on offers and sales that apply to members of the selling group; and

(n)	the representations and warranties and covenants of the Agents contained in this Section 7.2 shall be true and correct as of the Closing, with the same force and effect as if then made by the Agents.

8.	SUBSCRIPTIONS

The Agents will use their best efforts to obtain from each Purchaser introduced by the Agents, and deliver to the Issuer, on or before the Closing duly completed and signed Subscription Agreements in the form consented to by the Issuer and the Agents and executed by the Purchaser.

9.	FILINGS WITH THE REGULATORY AUTHORITIES

9.1               The Issuer will forthwith give to the Exchanges written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the Exchange Policies (the “Notices”).

9.2               The Issuer will forthwith provide the Agents and their solicitor with a copy of the Notices, and, forthwith on receipt, a copy of the preliminary and final letters of acceptance of the Notices from the Exchanges.

9.3               The Issuer will file all required documents, pay all required filing fees and use all reasonable commercial efforts to undertake any other actions required by the Exchange Policies in order to obtain the approval of the Exchanges to the Private Placement.

9.4               Within 10 days of the Closing of the Private Placement, the Issuer will:

(a)	file with the Commissions any report required to be filed by the Applicable Legislation in connection with the Private Placement, in the required form; and

(b)	provide the Agents’solicitor with copies of the report or reports.

9.5               Within 15 days of the Closing, the Issuer shall file a notice in Form D with the SEC, and the Issuer shall timely file all notice filings required by applicable state securities laws.

10.	CLOSINGS

10.1               In this Section:

(a)

“Certificates”means the certificates representing the Shares and the Warrants sold and Agents’ Warrants to be issued, on the Closing in the names and denominations reasonably requested by the Agents or the Purchasers, as the case may be; and

(b)	“Proceeds”means the gross proceeds of the sale of Units on the Closing, less:

	(i)	any portion of the Agents’Fee which is payable in cash; and

	(ii)	the reasonable expenses of the Agents in connection with the Private Placement which have not been paid by the Issuer.

10.2               The Issuer and the Agents will cause the Closing to take place on the Closing Day, however, the Closing will not occur more than 60 days from the date of the price reservation filed with the Exchanges or such other date as may be acceptable to the Exchanges.

10.3               The Issuer will, on the Closing, issue and deliver the Certificates to the Agents against payment of the Proceeds.

10.4               If the Issuer has satisfied all of its material obligations under this Agreement, the Agents will, on the Closing, pay the Proceeds to the Issuer against delivery of the Certificates.

10.5               The Issuer will endorse the Certificates, and the certificates representing the Warrant Shares and the Agents’Warrant Shares with such legends as required by the Applicable Legislation, the U.S. Securities Act and the Exchanges.

11.	CONDITIONS OF CLOSINGS

11.1               The obligations of the Agents on the Closing will be conditional upon the following:

(a)

on the Closing, the Issuer will have delivered to the Agents and their solicitor a favourable opinion of the Issuer’s solicitor dated as of the date of the Closing, in a form acceptable to the Agents and their solicitor as to all legal matters reasonably requested by the Agents relating to the business of the Issuer and the creation, issuance and sale of the Securities;

(b)

on the Closing, the Issuer will have delivered to the Agents and their solicitor such certificates of its officers and experts and other documents relating to the Private Placement or the affairs of the Issuer as the Agents or their solicitor may reasonably request;

(c)

each representation and warranty of the Issuer which is contained in this Agreement continues to be true, and the Issuer has performed or complied with all of its covenants, agreements and obligations under this Agreement;

(d)	no Commission has advised the Issuer in writing that its securities are not eligible for the four month hold period provided for in NI 45-102; and

(e)

an opinion of Dorsey & Whitney LLP, the Issuer’s United States special securities law counsel, in form acceptable to the Agents and their counsel, to the effect that the offer and sale of Units to U.S. Purchasers, if completed in compliance with this Agreement, is not required to be registered under the U.S. Securities Act.

11.2               The Closing and the obligations of the Issuer and the Agents to complete the issue and sale of the Securities are subject to:

(a)	receipt of all required regulatory approval for or acceptance of the Private Placement;

(b)	the closing of the Strategic Investment; and

(c)	the removal or partial revocation of any cease trading order or trading suspension made by any competent authority to the extent necessary to complete the Private Placement.

12.	MATERIAL CHANGES

The Issuer agrees that if, between the date of this Agreement and the Closing a Material Change, or a change in a Material Fact occurs, the Issuer will:

(a)	as soon as practicable notify the Agents in writing, setting forth the particulars of such change;

(b)	as soon as practicable, issue and file with the Ontario Securities Commission and the SEC a press release that is authorized by a senior officer disclosing the nature and substance of the change;

(c)

as soon as practicable file with the Ontario Securities Commission and the SEC the report required by the applicable securities legislation and in any event no later than 10 days after the date on which the change occurs; and

(d)	provide copies of that press release, when issued, and that report, when filed, to the Agents and their solicitor.

13.	REGISTRATION STATEMENT AND REGISTRATION PENALTY

13.1               The Issuer will, not later than 45 days from the Closing Day (the “Registration Statement Filing Deadline”), file with the SEC a registration statement (the “Registration Statement”) registering the resale of the Shares, the Warrant Shares and the Agents’Shares (and, if applicable, the Penalty Units defined below) under the U.S. Securities Act and use its best efforts to cause such Registration Statement to be declared effective within four months from the Closing Day.

13.2               If the Issuer does not file the Registration Statement with the SEC by the Registration Statement Filing Deadline, each Purchaser will receive within five business days following the Registration Statement Filing Deadline additional Units (the “Penalty Units”) equal to 10% of the number of Units purchased.

14.	TERMINATION

14.1               The Agents may terminate their obligations under this Agreement by notice in writing to the Issuer at any time before the Closing if:

(a)	an adverse Material Change, or an adverse change in a Material Fact relating to any of the Securities, occurs or is announced by the Issuer;

(b)

there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agents, seriously affects or will seriously affect the financial markets, or the business of the Issuer or the ability of the Agents to perform their obligations under this Agreement, or a Purchaser’s decision to purchase the Units;

(c)

following a consideration of the history, business, products, property or affairs of the Issuer or its principals and promoters, or of the state of the financial markets in general, or the state of the market for the Issuer’s securities in particular, the Agents determine, in their sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Units;

(d)	the Securities cannot, in the opinion of the Agents, be marketed due to the state of the financial markets, or the market for the Units in particular;

(e)

an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer’s directors, officers or promoters, is commenced or threatened by an officer or official of any competent authority;

(f)

any order to cease, halt or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer prohibiting or restricting the Private Placement is made by a competent regulatory authority and that order is still in effect;

(g)	the Issuer is in breach of any material term of this Agreement; or

(h)	the Agents determine that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.

14.2               The Agents’obligations hereunder will terminate if the Exchanges do not issue their final letters of acceptance, subject only to usual post-Closing filings with the Exchanges, of the Private Placement within 90 days of the reference date of this Agreement, unless otherwise agreed in writing by the Agents.

15.	WARRANTIES, REPRESENTATIONS AND COVENANTS

The Issuer warrants and represents to and covenants with the Agents that:

(a)

the Issuer and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdiction in which they are incorporated, continued or amalgamated;

(b)

the Issuer and its subsidiaries are duly registered and licenced to carry on business in the jurisdictions in which they carry on business or own property where so required by the laws of that jurisdiction and are not otherwise precluded from carrying on business or owning property in such jurisdictions by any other commitment, agreement or document except where failure to do so would not have an adverse material effect on the Issuer;

(c)

the Issuer has full corporate power and authority to carry on its business as now carried on by it and to undertake the Private Placement and this Agreement has been, or will be by the Closing, duly authorized by all necessary corporate action on the part of the Issuer and it constitutes a legal, valid and binding agreement of the Issuer enforceable against the Issuer in accordance with its terms;

(d)

all of the material transactions of the Issuer have been promptly and properly recorded or filed in its books or records and its minute books or records contain all records of the meetings and proceedings of its directors, shareholders, and other committees, if any, since conception;

(e)

as of the date hereof, the authorized capital of the Issuer consists of 100,000,000 shares of common stock with a par value of $0.001 per share and 10,000,000 shares of preferred stock with a par value of $0.001 per share, of which 45,356,487 common shares are issued and outstanding as fully paid and non- assessable and no preferred shares are outstanding and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Issuer or its subsidiaries or any other security convertible into or exchangeable for any such shares, or to require the Issuer or its subsidiaries to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital other than as disclosed in the Disclosure Record or in the engagement letter between the Issuer and Haywood dated March 18, 2008;

(f)

the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares, the Warrant Shares, the Agents’Warrant Shares (and the additional Shares and Warrant Shares upon the issuance of the Penalty Units, if any) and upon receipt of the consideration therefor all such shares will be duly and validly issued as fully paid and non-assessable;

(g)

except as qualified by the Disclosure Record and except as disclosed in writing by the Issuer to the Agents or as would not reasonably be expected to have a material adverse effect on the Issuer, the Issuer is the legal and beneficial owner of and has good and marketable title to the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record in all material respects, all agreements by which the Issuer holds an interest in a property, business or assets are in good standing in all material respects according to their terms and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated and all filings and work commitments required to maintain the properties in good standing have been properly recorded and filed in a timely manner with the appropriate regulatory body, except where failure to do so would not have an adverse material effect on the Issuer, and there are no mortgages, liens, charges, encumbrances or any other interests in or on such properties other than as disclosed in the Disclosure Record;

(h)

the Disclosure Record and all financial, marketing, sales and operational information provided to the Agents do not contain any misrepresentations (as such term is defined in the Applicable Legislation);

(i)

the subscription form and all other written or oral representations made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement will be accurate in all material respects and will omit no fact, the omission of which will make such representations misleading or incorrect;

(j)

the financial statements filed with the Ontario Securities Commissions and the SEC have been prepared in accordance with United States generally accepted accounting principles, present fairly, in all material respects, the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer, and its subsidiaries, as of the date thereof, and there have been no adverse material changes in the financial position of the Issuer since the date thereof other than set forth in the Disclosure Record or with respect to liabilities incurred in the usual and ordinary course of the business of the Issuer and the business of the Issuer has been carried on in the usual and ordinary course consistent with past practice since the date thereof;

(k)

the auditors of the Issuer who audited the financial statements of the Issuer for the most recent financial year-end and who provided their audit report thereon are independent public accountants as required under Applicable Legislation and there has never been a reportable disagreement (within the meaning of National Instrument 51-102) with the present auditors of the Issuer;

(l)

the Issuer has complied and will comply in all material respects with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Applicable Legislation and the SEC in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

(m)

except where failure to do so would not have an adverse material effect on the Issuer, the Issuer is in compliance with all applicable laws, regulations and statutes (including all environmental laws and regulations) in the jurisdictions in which it carries on business and which may materially affect the Issuer, has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations and statutes;

(n)

to the best of its knowledge, the Issuer has not caused or permitted the release, in any manner whatsoever, of any pollutants, contaminants, chemicals or industrial toxic or hazardous waste or substances (collectively, the “Hazardous Substances”) on or from any of its properties or assets nor has it received any notice that it is potentially responsible for a clean-up site or corrective action under any applicable laws, statutes, ordinances, by-laws, regulations, or any orders, directions or decisions rendered by any government, ministry, department or administrative regulatory agency relating to the protection of the environment, occupational health and safety or otherwise relating to dealing with Hazardous Substances;

(o)

there is not presently, and will not be as of the Closing, any Material Change or change in any Material Fact relating to the Issuer which has not been or will not be fully disclosed to the public provided that public disclosure is required under the Applicable Legislation and the U.S. Exchange Act;

(p)

the issue and sale of the Securities by the Issuer and the Agents does not and will not conflict with, and does not and will not result in a breach of, or constitute a default under (A) any statute, rule or regulation applicable to the Issuer including, without limitation, the Applicable Legislation; (B) the constating documents, by- laws or resolutions of the Issuer which are in effect at the date hereof; (C) any agreement, debt instrument, mortgage, note, indenture, instrument, lease or other document to which the Issuer is a party or by which it is bound; or (D) any judgment, decree or order binding the Issuer or the property or assets of the Issuer;

(q)

neither the Issuer nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Issuer’s knowledge no such actions, suits or proceedings are contemplated or have been threatened;

(r)

there are no judgments against the Issuer or any of its subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of its subsidiaries, if any, is subject;

(s)

the Issuer is a “reporting issuer”in Ontario and is not in material default of any of the requirements of the Applicable Legislation or any of the administrative policies or notices of the Regulatory Authorities;

(t)

no order suspending the sale of or ceasing the trading in the securities of the Issuer has been issued and not rescinded, revoked or withdrawn by any securities commission, regulatory authority or stock exchange in any jurisdiction, and no proceedings for that purpose have been instituted or are pending or are, to the knowledge of the the Issuer, contemplated or threatened by any securities commission, regulatory authority or stock exchange;

(u)

no enquiry or investigation, formal or informal, in relation to the Issuer or the Issuer’s directors or senior management, has been commenced or threatened by any official or officer of any securities commission, regulatory authority or stock exchange;

(v)	the Issuer has materially complied with all requirements of National Instrument 43-101, including but not limited to the preparation and filing of technical reports;

(w)

the Issuer and its Subsidiaries are in the process of preparing for filing all federal, state, local and foreign tax returns which are required to be filed, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, or any amounts due and payable to any governmental authority, to the extent that any of the foregoing is due and payable except where failure to do so would not have an adverse material effect on the Issuer;

(x)

the Issuer and its subsidiaries, if any, have established on their books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer or its subsidiaries, if any, which are known by the Issuer’s management to be pending, and there are no claims which have been or that to the Issuer’s knowledge may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer or its subsidiaries, if any;

(y)	except as disclosed in the Disclosure Record, the Issuer does not have any loans or other non-ordinary course indebtedness outstanding which has been made to any of its shareholders, officers, directors or employees, past or present, or any person not dealing at “arm’s length”(as such term is used in the Income Tax Act (Canada));

(z)

the Issuer shall not take any action which would be reasonably expected to result in the delisting or suspension of its common shares on or from the Exchanges or on or from any stock exchange, market or trading or quotation facility on which its common shares are listed or quoted and the Issuer shall comply, in all material respects, with the rules and regulations thereof;

(aa)

other than the Agents, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder’s fee in connection with the transactions described herein;

(bb)

the Issuer’s common stock is registered under Section 12(b) of the Exchange Act and it is not in material default of any of the Issuer’s reporting obligations under Section 13(a) of the U.S. Exchange Act;

(cc)	the common shares of the Issuer are listed for trading on the Exchanges and the Issuer is in compliance with the rules and regulations of such bodies; and

(dd)

the warranties and representations in this Section are true and correct and will remain so as of the Closing, unless otherwise disclosed by the Issuer in accordance with its obligations pursuant to this Agreement.

15.2               Each of the Agents warrant and represents to the Issuer that:

(a)	it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated and has the power and authority to enter into this Agreement;

(b)	it is a broker registered under the Applicable Legislation and is qualified to act as agent in connection with the offering, issue and sale of the Units as contemplated by this Agreement;

(c)	it is a member in good standing of the Toronto Stock Exchange;

(d)	it will sell the Units in compliance with the Applicable Legislation; and

(e)	the warranties and representations in this Section are true and correct and will remain so as of the Closing.

16.	EXPENSES OF AGENTS

16.1               The Issuer will pay all of the expenses of the Private Placement and all the expenses reasonably incurred by the Agents in connection with the Private Placement including, without limitation, the reasonable fees and expenses of the solicitor for the Agents.

16.2               The Issuer will pay the expenses referred to in the previous Subsection even if the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agents.

16.3               The Agents may, from time to time, render accounts for their expenses in connection with the Private Placement to the Issuer for payment on or before the dates set out in the accounts.

16.4               The Issuer authorizes the Agents to deduct their reasonable expenses in connection with Private Placement from the proceeds of the Private Placement and any advance payments made by the Issuer, including expenses for which an account has not yet been rendered.

17.	INDEMNITY

17.1               The Issuer (the “Indemnitor”) hereby agrees to indemnify and hold the Agents, and their affiliates, and each of their directors, officers, employees and agents (hereinafter referred to as the “Personnel”) harmless from and against any and all expenses, losses (other than loss of profits), fees, claims, actions (including shareholder actions, derivative actions or otherwise), damages, obligations, or liabilities, whether joint or several, and the reasonable fees and expenses of their counsel, that may be incurred in advising with respect to and/or defending any actual or threatened claims, actions, suits, investigations or proceedings to which the Agents and/or their Personnel may become subject or otherwise involved in any capacity under any statute or common law, or otherwise insofar as such expenses, losses, claims, damages, liabilities or actions arise out of or are based, directly or indirectly, upon the performance of professional services rendered to the Indemnitor by the Agents and their Personnel hereunder, or otherwise in connection with the matters referred to in this Agreement (including the aggregate amount paid in reasonable settlement of any such actions, suits, investigations, proceedings or claims that may be made against the Agents and/or their Personnel, provided that the Indemnitor has agreed to such settlement), provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:

(a)	the Agents and/or their Personnel have been negligent or have committed wilful misconduct or any fraudulent act in the course of such performance; and

(b)	the expenses, losses, claims, damages or liabilities, as to which indemnification is claimed, were directly caused by the negligence, wilful misconduct or fraud referred to in 17.1(a).

17.2               Without limiting the generality of the foregoing, this indemnity shall apply to all expenses (including legal expenses), losses, claims and liabilities that the Agents may incur as a result of any action or litigation that may be threatened or brought against the Agents.

17.3               If for any reason (other than the occurrence of any of the events itemized in 17.1(a) and 17.1(b) above), the foregoing indemnification is unavailable to the Agents or any Personnel or insufficient to hold the Agents or any Personnel harmless, then the Indemnitor shall contribute to the amount paid or payable by the Agents or any Personnel as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitor on the one hand and the Agents or any Personnel on the other hand but also the relative fault of the Indemnitor and the Agents or any Personnel, as well as any relevant equitable considerations; provided that the Indemnitor shall in any event contribute to the amount paid or payable by the Agents or any Personnel as a result of such expense, loss, claim, damage or liability and any excess of such amount over the amount of the fees received by the Agents hereunder.

17.4               The Indemnitor agrees that in case any legal proceeding shall be brought against the Indemnitor and/or the Agents by any governmental commission or regulatory authority or any stock exchange or other entity having regulatory authority, either domestic or foreign, or shall investigate the Indemnitor and/or the Agents, and/or any Personnel of the Agents shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of professional services rendered to the Indemnitor by the Agents, the Agents shall have the right to employ their own counsel in connection therewith provided the Agents act reasonably in selecting such counsel, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including an amount to reimburse the Agents for time spent by the Agents’ Personnel in connection therewith) and out-of-pocket expenses incurred by their Personnel in connection therewith shall be paid by the Indemnitor as they occur.

17.5               Promptly after receipt of notice of the commencement of any legal proceeding against the Agents or any of the Agents’Personnel or after receipt of notice of the commencement or any investigation, which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Indemnitor, the Agents will notify the Indemnitor in writing of the commencement thereof and, throughout the course thereof, will provide copies of all relevant documentation to the Indemnitor, will keep the Indemnitor advised of the progress thereof and will discuss with the Indemnitor all significant actions proposed. However, the failure by the Agents to notify the Indemnitor will not relieve the Indemnitor of its obligations to indemnify the Agents and/or any Personnel. The Indemnitor shall, on behalf of itself and the Agents and/or any Personnel, as applicable, be entitled to (but not required) to assume the defence of any suit brought to enforce such legal proceeding; provided, however, that the defence shall be conducted through legal counsel acceptable to the Agents and/or any Personnel, as applicable, acting reasonably, that no settlement of any such legal proceeding may be made by the Indemnitor without the prior written consent of the Agents and/or any Personnel, as applicable, and none of the Agents and/or any Personnel, as applicable, shall be liable for any settlement of any such legal proceeding unless it has consented in writing to such settlement, such consent not to be unreasonably withheld. The Agents and their Personnel shall have the right to appoint its or their own separate counsel at the Indemnitor’s cost provided the Agents act reasonably in selecting such counsel.

17.6               The indemnity and contribution obligations of the Indemnitor shall be in addition to any liability which the Indemnitor may otherwise have, shall extend upon the same terms and conditions to the Personnel of the Agents and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Indemnitor, the Agents and any of the Personnel of the Agents. The foregoing provisions shall survive the completion of professional services rendered under this Agreement or any termination of this Agreement.

18.	ASSIGNMENT AND SELLING GROUP PARTICIPATION

18.1               The Agents will not assign this Agreement or any of their rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agents have obtained the consent of the Issuer, and any required notice has been given to and accepted by the Regulatory Authorities.

18.2               The Agents may offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investments dealers, who may or who may not be offered part of the Agents’Fee.

19.	NOTICE

19.1               Any notice under this Agreement will be given in writing and must be delivered or sent by facsimile transmission to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

19.2               If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

20.	FURTHER ISSUE OF SECURITIES

Except for common shares of the Issuer issued upon the exchange, exercise or conversion of securities of the Issuer outstanding on the date hereof, the Issuer shall not create, issue, or sell or agree to create, issue, or sell, any common shares or any securities exchangeable or exercisable for, or convertible into, any common shares of the Issuer during the 120 day period immediately following the Closing Day other than the following without the prior written approval of the Agents, which approval will not be unreasonably refused:

(a)	pursuant to existing incentive plans;

(b)	pursuant to currently outstanding convertible, exchangeable or exercisable securities or other rights to acquire common shares; and

(c)	160,900 shares issuable to George Hartmann.

21.	TIME

Time is of the essence of this Agreement.

22.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, covenants and indemnities of the Issuer and the Agents contained in this Agreement will survive the Closing.

23.	AUTHORITY TO HAYWOOD

The Issuer shall be entitled to and shall act on any notice, waiver, extension or other communication given by or on behalf of the Agents by Haywood, which has authority to bind the

Agents with respect of all matters covered by this Agreement insofar as such matters relate to the Agents.

24.	LANGUAGE

This Agreement is to be read with all changes in gender or number as required by the context.

25.	ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

26.	HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

27.	ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and supersedes any other previous agreement between the parties with respect to the Private Placement and there are no other terms, conditions, representations or warranties whether express, implied, oral or written by the Issuer or the Agents.

28.	COUNTERPARTS

This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

29.	LAW

This Agreement is governed by the law of British Columbia, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

This document was executed and delivered as of the date given above:

URANERZ ENERGY CORPORATION

Per:	/s/ Authorized Signatory
Authorized Signatory

Per:	/s/ Authorized Signatory
Authorized Signatory

HAYWOOD SECURITIES INC.

Per:	/s/ Authorized Signatory
Authorized Signatory

CORMARK SECURITIES INC.

Per:	/s/ Authorized Signatory
Authorized Signatory

APPENDIX I

AGENT’S CERTIFICATE

In connection with the private placement in the United States of Units of Uranerz Energy Corporation (the “Issuer”) pursuant to the agency agreement dated for reference April 15, 2008 (the “Agency Agreement”) between the Issuer, Haywood Securities Inc. and Cormark Securities Inc. (the “Agents”), the undersigned Agent and ______________________________, as the U.S. Affiliate, do hereby certify as follows:

(a)

the Units have been offered and sold in the United States or to, or for the benefit or account of U.S. Persons or persons in the United States only through the U.S. Affiliates. Each U.S. Affiliate was on the dates of such offers and sales, and is on the date hereof, a duly registered broker or dealer pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and under the securities laws of each state in which such offers and sales were made (unless exempted from the respective state’s broker-dealer registration requirements) and was and is a member in good standing with the Financial Industry Regulatory Authority, Inc.

(b)

all offers and sales of Units in the United States or to, or for the benefit or account of, U.S. Persons have been effected through the U.S. Affiliate in accordance with all applicable federal and states laws and regulations governing the registration and conduct of securities brokers and dealers;

(c)	each offeree that was in the United States or for the benefit or account of a U.S. Person was provided with a copy of the Subscription Agreement relating to the offering of the Units;

(d)

immediately prior to transmitting the Subscription Agreement to such offerees, we had reasonable grounds to believe and did believe that each such offeree was a U.S. Accredited Investor and, on the date hereof, we have reasonable grounds to believe and do believe that each U.S. Purchaser that we have arranged to purchase Units from the Issuer is a U.S. Accredited Investor;

(e)

no form of General Solicitation or General Advertising was used by us, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by General Solicitation or General Advertising, in connection with the offer or sale of the Units in the United States;

(f)	the offering of the Units has been conducted in accordance with the terms of the Agency Agreement; and

(g)	prior to any sale of Units to a U.S. Purchaser we caused the purchaser to execute a Subscription Agreement, including the Certification of U.S. Purchaser contained therein.

Terms used in this certificate have the meanings given to them in the Agency Agreement unless otherwise defined herein.

Dated this ________day of April 2008.

[AGENT]
By: ___________________________________
Name:
___________________________________
Title:

[US AFFILIATE OF AGENT]
By: ___________________________________
Name:

___________________________________
Title: